UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2021

MARATHON DIGITAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100 Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2021, Marathon Digital Holdings, Inc. (the “Company”) entered into a Severance and Release Agreement (“Agreement”) with Merrick Okamoto, its Executive Chairman (“Okamoto”). Pursuant to the Agreement, Okamoto is retiring effective December 31, 2021. He is providing a standard release to the Company in exchange for payment of 83,333 restricted stock units of the Company, which shall vest immediately upon grant. The shares underlying the RSUs are being issued pursuant to the Company’s registration statement on Form S-8 (file no. 258928), filed with the SEC on August 19, 2021. Additionally on December 31, 2021, the Company shall pay Okamoto the following: (i) accrued wages of $30,942.92, his annual 2021 bonus in the amount of $371,315 and any remaining approved and unpaid Company expenses incurred by him, if any. He is also entitled to medical insurance reimbursement as currently maintained through December 31, 2022, and thereafter is entitled to COBRA at his own expense, to the extent available by law.

Item 5.02	Departure of Officer or Director; Appointment of Officer or Director

See Item 1.01 above for the retirement of Merrick Okamoto. The Company’s Board of Directors has elected Fred Thiel as Chairman of the Board effective December 31, 2021. Mr. Thiel will not receive any additional compensation for this additional role.

Item 8.01	Other Information

See attached press release as Exhibit 99.1 regarding the transactions described in Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Severance and Release Agreement dated December 15, 2021

99.1	Press Release dated December 15, 2021

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 21, 2021

MARATHON DIGITAL HOLDINGS, INC.

By:	/s/ Sim Salzman
Name:	Sim Salzman
Title:	Chief Financial Officer